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                                                                   EXHIBIT 10(r)
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                       COMPUTER TASK GROUP, INCORPORATED
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Executive Compensation Plans and Arrangements.


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                 EXECUTIVE COMPENSATION PLANS AND ARRANGEMENTS
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The following is a list of all plans, management contracts and compensatory arrangements in which the executive officers of the Company participate and where they can be found:

1981 Stock Bonus Plan - Annual Report on Form 10-K for the year ended December 31, 1991, Exhibit 10(a).

Stock Purchase Agreements with David N. Campbell and G. David Baer - Registration Statement No. 2-71086 on Form S-7 filed on February 27, 1981.

First Employee Stock Purchase Plan (Seventh Amendment and Restatement) - definitive Proxy Statement dated March 20, 1991, Appendix B.

Disability Insurance and Health Arrangements - Amendment No. 1 to Registration Statement No. 2-71086 on Form S-7 filed on March 24, 1981.

Non-Compete Agreements with David N. Campbell and John P. Courtney - Annual Report on Form 10-K for the year ended December 31, 1994, Exhibit 10(g).

Non-Compete Agreement with G. David Baer - Annual Report on Form 10-K for the year ended December 31, 1993, Exhibit 10(m).

Executive Supplemental Benefit Plan, as restated - Annual Report on Form 10-K for the year ended December 31, 1994, Exhibit 10(h).

1991 Employee Stock Option Plan, as Amended - definitive Proxy Statement dated March 27, 1995, Appendix A.

1991 Restricted Stock Plan - definitive Proxy Statement dated March 20, 1991, Appendix D.

Management Stock Purchase Plan - definitive Proxy Statement dated March 27, 1992, Appendix A.

1995 Key Employee Compensation Plans - Annual Report on Form 10-K for the year ended December 31, 1995, Exhibit 10(p).

CTG Non-Qualified Key Employee Deferred Compensation Plan.